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                                                                    EXHIBIT 10.3
                                                                  CONFORMED COPY


                               FOUNDERS AGREEMENT
                                  (New United)

         This Founders Agreement (New United) (this "AGREEMENT") is entered into as of January 30, 2002 among Albert M. Carollo, Curtis Rochelle, Gene W.
Schneider and Mark L. Schneider (each a "FOUNDER" and collectively the
"FOUNDERS"), and each other person who has signed or who may sign this Agreement in the future (together with the Founders each a "STOCKHOLDER" and collectively the "STOCKHOLDERS").

                                   BACKGROUND

         The Stockholders are also party to a Stockholders Agreement (the
"STOCKHOLDERS AGREEMENT") entered into as of the date hereof with UnitedGlobalCom, Inc., a Delaware corporation formerly known as New
UnitedGlobalCom, Inc. ("UNITED"), and Liberty Media Corporation ("LIBERTY") and
Liberty Global, Inc. ("LIBERTY GLOBAL"), each a Delaware corporation.
Capitalized terms used in this Agreement without definition have the same meanings as in the Stockholders Agreement.

         Pursuant to certain transactions described in the Amended and Restated
Agreement and Plan of Restructuring and Merger, dated as of December 31, 2001
(the "MERGER AGREEMENT"), among United, Liberty, Liberty Media International,
Inc., Liberty Global and the Founders et al, the Founders have acquired
Beneficial Ownership of shares of the Class B Stock.

         The Stockholders wish to set forth their agreement regarding the manner in which they will exercise their rights under the Stockholders Agreement. The
Stockholders recognize that in the future they may have different objectives with respect to their continued ownership of Common Stock and are entering into this Agreement to provide a means by which they can assure stability for the Company.

                                    AGREEMENT

         In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         Section 1. BOARD NOMINATIONS BEFORE CLASS B EVENT. The Stockholders agree that prior to the occurrence of a Class B Event they shall nominate individuals to the Board for election by the holders of Class A Stock and Class
B Stock, that such nominees will be selected as follows, and that each Stockholder will vote for such nominees:

         (a) Each of the Founders shall be nominated as long as he wishes to be nominated, provided the individual Founder, his Permitted Transferees identified on the signature pages hereof and any other Permitted Transferees who have received shares of Class B Stock from such Founder (his "FOUNDER GROUP") owns at least 30 percent of the Class B Stock owned by his Founder Group on the date of this Agreement. If he decides not to be nominated, he may designate another nominee so long as the nominee is reasonably qualified to serve as a director of United.

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         (b) If a Founder dies or becomes incapacitated or if he is no longer entitled to be nominated to the Board or to designate a nominee pursuant to
Section 1(a), the remaining Founders (the "REMAINING FOUNDERS") may select a nominee in lieu of such Founder or designee so long as the nominee is reasonably qualified to serve as a director of the Company. In the absence of unanimous agreement among the Remaining Founders, such nominee shall be selected by the
Founder(s) whose Founder Group(s) hold a majority of the Class B Stock then held by all Remaining Founders and their Permitted Transferees.

         (c) Any nominees that the Founders may nominate who are not selected pursuant to Sections 1(a) or 1(b) shall be selected by the Founder whose Founder
Group then has the most voting power in the election of directors as compared with the other Founder Groups. A person designated to be a nominee pursuant to Sections 1(a) or 1(b) shall be deemed reasonably qualified unless the Stockholders, by a vote of the majority of Class B Stock owned by them, determine otherwise.

         Section 2. BOARD NOMINATIONS FOLLOWING CLASS B EVENT. Following the occurrence of a Class B Event certain members of the Board may be nominated by the Controlling Principals as provided in Section 2(a) of the Voting Agreement and the Stockholders agree that each Stockholder will vote for each Controlling
Principal Director so nominated.

         Section 3. FIRST OFFER. If a Stockholder (the "OFFERING STOCKHOLDER") intends to Transfer any Subject Shares (the "OFFERED SHARES") except to a Permitted Transferee, the Offering Stockholder shall promptly notify the Founders specifying a price at which he is willing to sell the Offered Shares
("OFFER NOTICE"). The Founders may elect to purchase all, but not less than all, of the Offered Shares on the terms specified in the Offer Notice. If the Founders elect to purchase the Offered Shares, they shall notify the Offering
Stockholder no later than 30 days from the date that the Offering Stockholder notified the other Stockholders. If any Founders elect to purchase all the Offered Shares, they shall notify the Offering Stockholder within such period that they elect to purchase the Offered Shares, and shall purchase the Offered
Shares in any proportion that they agree, or if they cannot agree, the Offered
Shares shall be divided among the Founders in proportion to the relative holdings of Class B Stock by the Founder Groups of the participating Founders.

         Section 4. ELECTION NOT TO PURCHASE. If the Founders do not elect to purchase the Offered Shares, the Offering Stockholder may Transfer them on terms no less favorable to the Offering Stockholder than were offered to the Founders pursuant to the Offer Notice and as permitted by, and after complying with, the Stockholders Agreement. If he does not sell them as provided therein, he shall comply with Section 3 of this Agreement before again offering them to anyone except a Permitted Transferee and as provided in the Stockholders Agreement.

         Section 5. PURCHASE AGREEMENT. If the Founders elect to purchase all the Offered Shares, the parties shall promptly negotiate an appropriate purchase agreement that shall contain representations, warranties, terms and conditions with respect to the Offered Shares that are typical in a purchase agreement in which the purchaser is familiar with the financial and business aspects of the corporation whose shares are being acquired. The purchase agreement shall

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specify a closing date selected by the Founders not later than 90 days after the original Offer Notice was deemed received.

         Section 6. TERM AND TERMINATION. This Agreement shall terminate as to any Founder and his Founder Group when he and his Founder Group own less than 10 percent of the Subject Shares owned on the date of this Agreement. This
Agreement shall terminate in its entirely upon the termination of the Stockholders Agreement in accordance with Section 13(c) thereof.

         Section 7. TRANSFERS.

         (a) Any Stockholder may Transfer Subject Shares to its Permitted
Transferees without being obligated to first deliver an Offer Notice to the Founders, provided that the Permitted Transferee undertakes in writing to be subject to each of the terms of this Agreement or is then subject to the rights and obligations that apply to Stockholders under this Agreement. Any purported
Transfer to a Permitted Transferee shall be void and ineffective as against both the transferring Stockholder and the Permitted Transferee if the Permitted
Transferee fails to become subject to this Agreement and subject to the rights and obligations of the transferring Stockholder.

         (b) A Stockholder may pledge or grant a security interest in Subject
Shares, or Rights to acquire Subject Shares without complying with Section 3 of this Agreement only if it complies with the requirements of Section 6 of the Stockholders Agreement.

         Section 8. POWER OF ATTORNEY. Each Stockholder hereby constitutes and appoints the individual Founder of the Founder Group of which such Stockholder is a part on the date such Stockholder executes this Agreement, as attorney for him and in his name, place and stead, and in his capacity as a Stockholder or party to this Agreement or any related agreement, to execute and file any and all other documents, applications and consents with the Securities and Exchange
Commission and other regulatory authorities, to sign the Stockholders Agreement and the Voting Agreement and any amendments and modifications to any and all other documents as the attorney may consider necessary or desirable (including without limitation, waiver of rights hereunder and thereunder), hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         Section 9. NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing, shall be deemed to have been duly given when delivered personally or, sent by telecopy, or recognized service providing for guaranteed delivery, addressed to a Stockholder at the address for such Stockholder set forth on Exhibit A hereto.
All notices, requests, demands, waivers and communications shall be deemed to have been given on the date of delivery or on the first business day after overnight delivery was guaranteed by a recognized delivery service, except that any change of address shall be effective only upon actual receipt. Written notice given by telecopy shall be deemed effective when confirmation is received by the sending party.


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         Section 10. LEGEND. Each Stockholder shall have a legend substantially similar to the following effect placed on each certificate for Common Stock issued to such Stockholder:

         "The securities represented by this certificate are subject to a Founders Agreement (NewUnited), dated as of January 30, 2002, copies of which are available from UnitedGlobalCom, Inc. upon request, and any sale, pledge, hypothecation, transfer, assignment or other disposition of such securities is subject to the provisions of such Founders
         Agreement."

The Founders shall deliver to United a copy of this Agreement and any amendments thereto so that United can comply with requests to make this Agreement and any amendments thereto available as contemplated by such legend.

         Section 11. REMEDIES. Each of the parties acknowledges and agrees that in the event of any breach of this Agreement, the nonbreaching party would be irreparably harmed and could not be made whole by monetary damages. Accordingly, the parties to this Agreement, in addition to any other remedy to which they may be entitled hereunder or at law or in equity, shall be entitled to compel specific performance of this Agreement.

         Section 12. ENTIRE AGREEMENT. This Agreement, together with the
Transaction Agreements, contain all the terms and conditions agreed upon by the parties hereto, and no other agreements, oral or otherwise, regarding the subject matter hereof shall have any effect unless in writing and executed by the parties after the date of this Agreement. This Agreement supersedes in its entirety the Founders' Agreement dated as of September 30, 1999, among certain of the Stockholders, which Founders' Agreement is hereby terminated.

         Section 13. APPLICABLE LAW, JURISDICTION. This Agreement shall be governed by Colorado law without regard to conflicts of law rules. The parties hereby irrevocably submit to the jurisdiction of any Colorado State or United
States Federal court sitting in Colorado, and only a State or Federal Court sitting in Colorado will have any jurisdiction over any action or proceeding arising out of or relating to this Agreement or any agreement contemplated hereby, and the undersigned hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in such State or Federal court.

         Section 14. HEADINGS. The headings in this Agreement are for convenience only and are not to be considered in interpreting this Agreement.

         Section 15. COUNTERPART EXECUTION. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which will constitute a single agreement.

         Section 16. PARTIES IN INTEREST. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Stockholders and their Permitted Transferees, any benefits, rights or remedies. Neither this Agreement nor the rights or obligations of any party may be assigned or delegated (other than to a Permitted Transferee that becomes a party hereto in


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accordance with the terms hereof) by operation of law or otherwise without the prior written consent of all other parties hereto.

         Section 17. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement in any application shall not affect the validity or enforceability of such provision in any other application or the validity or enforceability of any other provision.

         Section 18. WAIVERS AND AMENDMENTS. No waiver of any provision of this Agreement shall be deemed a further or continuing waiver of that provision or a waiver of any other provision of this Agreement. This Agreement may not be amended except in a writing signed by the Stockholders, which amendment may be made pursuant to the power of attorney granted pursuant to Section 8 hereof.

         Section 19. INTERPRETATION. As used herein, except as otherwise indicated herein or as the context may otherwise require, the words "include,"
"includes" and "including" are deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import;
the words "hereof," "herein," "hereunder" and comparable terms refer to the entirety of this Agreement, and not to any particular section or other subdivision hereof; any pronoun shall include the corresponding masculine, feminine and neuter forms; the singular includes the plural and vice versa;
references to "Section" or another subdivision are to a section or subdivision hereof; and all references to "the date hereof," "the date of this Agreement" or similar terms (but excluding references to the date of execution hereof) refer to the date first above written, notwithstanding that the parties may have executed this Agreement on a later date. Any reference herein to a "day" or number of "days" (without the explicit qualification of "Business") shall be deemed to refer to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice may be taken or given on the next succeeding Business Day.

                            [Signature pages follow]


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         Executed as of the date first set forth above.

                              THE G. SCHNEIDER GROUP


                                      /s/ GENE W. SCHNEIDER
                                      -------------------------------
                                      Gene W. Schneider


                                      G. SCHNEIDER HOLDINGS, CO.,
                                      a Colorado limited partnership


                                      By: /s/ GENE W. SCHNEIDER
                                         ----------------------------
                                         Gene W. Schneider
                                         General Partner


                                      THE GENE W. SCHNEIDER FAMILY TRUST


                                      By: /s/ GENE W. SCHNEIDER
                                         ----------------------------
                                         Gene W. Schneider
                                         Attorney-in-Fact


                                      THE MLS FAMILY PARTNERSHIP LLLP


                                      By: /s/ GENE W. SCHNEIDER
                                         ----------------------------
                                         Gene W. Schneider
                                         Attorney-in-Fact


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                              THE M. SCHNEIDER GROUP


                                      /s/ MARK L. SCHNEIDER
                                      ----------------------------
                                      Mark L. Schneider


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                               THE ROCHELLE GROUP

                                      ROCHELLE LIMITED PARTNERSHIP

                                      By:   Curtis Rochelle Trust
                                            General Partner


                                            By:   /s/ CURTIS W. ROCHELLE
                                                  ----------------------
                                                  Curtis W. Rochelle
                                                  Trustee

                                      MARIAN H. ROCHELLE REVOCABLE TRUST

                                      By:   /s/ CURTIS W. ROCHELLE
                                            ----------------------
                                            Curtis W. Rochelle
                                            Attorney-in-Fact


                                      /s/ CURTIS W. ROCHELLE
                                      ----------------------
                                      Curtis W. Rochelle

                                      /s/ CURTIS W. ROCHELLE
                                      ----------------------
                                      Marian H. Rochelle
                                      By Curtis W. Rochelle, Attorney-in-Fact



                                      /s/ CURTIS W. ROCHELLE
                                      ----------------------
                                      Jim Rochelle
                                      By Curtis W. Rochelle, Attorney-in-Fact


                                      /s/ CURTIS W. ROCHELLE
                                      ----------------------
                                      April Brimmer Kunz
                                      By Curtis W. Rochelle, Attorney-in-Fact


                                      /s/ CURTIS W. ROCHELLE
                                      ----------------------
                                      Kathleen Jaure
                                      By Curtis W. Rochelle, Attorney-in-Fact


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                           THE CAROLLO GROUP

                                      /s/ ALBERT M. CAROLLO
                                      ----------------------
                                      Albert M. Carollo


                                      CAROLLO COMPANY,
                                      a Wyoming general partnership


                                      By: /s/ ALBERT M. CAROLLO
                                          ------------------
                                          Albert M. Carollo
                                          General Partner


                                      ALBERT & CAROLYN COMPANY,
                                      a Wyoming trust


                                      By: /s/ ALBERT M. CAROLLO
                                          -------------------
                                          Albert M. Carollo
                                          Attorney-in-Fact


                                      JAMES R. CAROLLO LIVING TRUST
                                      a Wyoming trust

                                      By: /s/ ALBERT M. CAROLLO
                                         ----------------------
                                         Albert M. Carollo
                                         Attorney-in-Fact


                                      JOHN B. CAROLLO LIVING TRUST
                                      a Wyoming trust

                                      By: /s/ ALBERT M. CAROLLO
                                          ---------------------
                                          Albert M. Carollo
                                          Attorney-in-Fact



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                             THE FRIES GROUP

                                      /s/ MICHAEL T. FRIES
                                      ----------------------
                                      Michael T. Fries


                                      THE FRIES FAMILY PARTNERSHIP LLLP


                                      By: /s/ MICHAEL T. FRIES
                                          ------------------
                                          Michael T. Fries
                                          Attorney-in-Fact


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                            THE WILDES GROUP

                                      /s/ TINA M. WILDES
                                      ----------------------
                                      Tina M. Wildes


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                                    EXHIBIT A

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
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FOUNDER                                                      ADDRESS
----------------------------------------------------------------------------------------------------------
The G. Schneider Group                                       c/o UnitedGlobalCom, Inc.
                                                             4643 South Ulster Street, #1300
                                                             Denver, Colorado 80237
                                                             Attention:  Gene W. Schneider
                                                             Telephone: (303) 770-4001
                                                             Telecopier: (303) 220-3117
----------------------------------------------------------------------------------------------------------
The M. Schneider Group                                       c/o UnitedGlobalCom, Inc.
                                                             4643 South Ulster Street, #1300
                                                             Denver, Colorado 80237
                                                             Attention:  Mark L. Schneider
                                                             Telephone: (303) 770-4001
                                                             Telecopier: (303) 220-3117
----------------------------------------------------------------------------------------------------------
The Rochelle Group                                           c/o UnitedGlobalCom, Inc.
                                                             4643 South Ulster Street, #1300
                                                             Denver, Colorado 80237
                                                             Attention:  Curtis W. Rochelle
                                                             Telephone: (303) 770-4001
                                                             Telecopier: (303) 220-3117
----------------------------------------------------------------------------------------------------------
The Carollo Group                                            c/o UnitedGlobalCom, Inc.
                                                             4643 South Ulster Street, #1300
                                                             Denver, Colorado 80237
                                                             Attention: Albert M. Carollo
                                                             Telephone: (303) 770-4001
                                                             Telecopier: (303) 220-3117
----------------------------------------------------------------------------------------------------------
The Fries Group                                              c/o UnitedGlobalCom, Inc.
                                                             4643 South Ulster Street, #1300
                                                             Denver, Colorado 80237
                                                             Attention: Michael T. Fries
                                                             Telephone: (303) 770-4001
                                                             Telecopier: (303) 220-3117
----------------------------------------------------------------------------------------------------------
The Wildes Group                                             c/o UnitedGlobalCom, Inc.
                                                             4643 South Ulster Street, #1300
                                                             Denver, Colorado 80237
                                                             Attention: Tina M. Wildes
                                                             Telephone: (303) 770-4001
                                                             Telecopier: (303) 220-3117
----------------------------------------------------------------------------------------------------------